Exhibit 99.2

2nd Quarter 2008 Earnings Supplemental Information

LEXMARK

July 22, 2008

Safe Harbor Statement

The contents of this presentation that are not statements of historical fact are forward-looking statements and involve risks and uncertainties that are discussed in the Safe Harbor section of our earnings releases and SEC filings. Actual results may differ materially from such statements. Lexmark undertakes no obligation to update any forward-looking statements.

Key Messages For Investors

- **Lexmark is focused on driving long-term value for its shareholders by strategically investing in technology, demand generation and brand development to profitably capture supplies in high page-growth segments of the $96 billion distributed printing market.**
  - **The business market segment continues to be quite profitable and is focused on growth in higher page-generating workgroup class lasers, including monochrome lasers, color lasers and laser MFPs.**
  - **The company is aggressively shifting its focus in the consumer market segment to geographic regions, product segments and customers that generate higher page usage.**
- **Lexmark is taking actions to optimize its cost and expense structure.**
- **Lexmark continues to maintain a strong financial position with a long track record of good cash generation and a solid balance sheet, which positions it well to invest in the future and compete effectively, even during challenging times.**

Key Points for 2Q08

- Revenue was about in line with guidance, and EPS exceeded expectation primarily driven by higher operating income, reflecting lower than expected inkjet hardware shipments
- Business market segment model shows continued strength
  - Business segment revenue growth of 4% despite market weakness in North America
    - Record laser supplies revenue with strong year-on-year growth
    - Revenue growth in all regions outside of North America
  - Recent enterprise wins highlighted by 5-year, 25,000 device managed print services contract with Washington Mutual
  - Lexmark's color laser and color laser MFP lines continue to receive industry recognition with the recent receipt of several awards of excellence from respected testing labs and technology publications
- Consumer market segment continuing to transition to new strategy
  - Shift impacting units near term
  - Focused on heavier usage devices
    - Average unit revenue (AUR) up 24% reflecting the strategy-driven mix shift to high-end units, and easy compare
  - Strong wireless unit growth year to year
  - Expanded Professional Series and Home & Student Series yesterday, further advancing the company's strategy to increase its penetration in higher-usage, higher-growth inkjet market segments. Professional Series X9575 recognized by leading business-focused test house and computer publications
- Restructuring on track to optimize cost and expense structure
  - Still expect 2008 savings of $40 million from the previously announced 2007 actions
  - Beginning in 2009, expect combined annual savings about $70 million from the previously announced 2007 actions and the 2008 actions announced today
- Repurchased $158 million (4.5 million shares) of Lexmark stock in the second quarter

LEXMARK

Recent Accolades For Lexmark's Products

Product Segment Key

- Wireless IJ AIOs — 3 New Awards in 2Q

- Color Laser — 5 New Awards in 2Q

- Laser MFP & Connectivity — 13 New Awards in 2Q

- Mono Laser


Better Buys for Business Editor's Choice 2008

- X4875, X6575 (Wireless IJ AIO), X9575
- E250dn, E350d, E352dn, E450dn (Mono Laser)
- C530dn, C532n, C532dn, C782 Series, C935 Series (Color Laser)
- X560n ✱, X782e ✱, X85x Series ✱, X854e ✱, X940e ✱, X945e ✱ (Laser MFP)

Better Buys for Business Innovative Product of the Year 2007

- C935 Series (Color Laser)

PC Magazine

- X500n, X502n (Laser MFP)

PC World Top 10 Printers

- X6570 (Wireless IJ AIO)
- C780 Series (Color Laser)

PC World

- E350d, E352dn (Mono Laser)
- X500n, X502n (Laser MFP)

Computer Bild Test-Sieger

- X9575* ✱ (Wireless IJ AIO)

BERTL's Best 2008

- X9575 ✱ (Wireless IJ AIO)
- C500n ✱, C780 Series ✱, C782dtn ✱ (Color Laser)
- X940e ✱, X945e ✱, MarkVision Professional ✱ (Laser MFP)

BERTL Highly Recommended

- X9575 ✱ (Wireless IJ AIO)
- X560n, X940e, X945e (Laser MFP)

BLI Pick of the Year 2007

- E450dn (Mono Laser)

BLI 2007 Pick / BLI 2008 Pick

- C782 Series, C935 Series (Color Laser)
- X560n ✱, X644e, X940e, X945e (Laser MFP)

BLI 2008 Highly Recommended

- X560n ✱ (Laser MFP)

BLI Highly Recommended

- E250dn, E350d, E352dn (Mono Laser)
- C782 Series (Laser MFP)

Macworld

- X500n ✱, X502n (Laser MFP)

*ComputerBild Testsieger Lexmark X9575 in ComputerBild Ausgabe 11/2008, Testergebnis: gut

Expanding Inkjet Line To Target Higher-Usage Customers

Announced July 21,2008



The New Home & Student Series
Affordable, easy productivity
X4950
X5650
X6650

Key Features



Wireless Mobility

Vibrant OLED Display



LEXMARK



Fast and easy install in as little as
10 MINUTES

Fast and Easy to Install



The New Professional Series
Ready for Business
X4975
X6675
X7675

Key Features



5
Year Guarantee

Protection Guarantee

Economy



2-SIDED
PRINTING



Wireless Mobility



44XL
LEXMARK

2x the ink

2nd Quarter Results

Revenue by Geography

(Dollars in millions)	2008	2007	% Change
United States	$ 432	$ 508	-15%
Europe	455	446	2%
Other International	252	254	-1%
Total Revenue	$ 1,139	$ 1,208	-6%



U.S.
Europe
38%
40%
22%
Other International

Segment Revenue

(Dollars in millions)	2008	2007	% Change
Business	$ 763	$ 734	4%
Consumer	376	474	-21%
Total Revenue	$ 1,139	$ 1,208	-6%



Business
67%
33%
Consumer

Segment Operating Income

(Dollars in millions)	2008			2007			YTY Comparison	
	GAAP	Restructuring Related (1)	NON GAAP	GAAP	Restructuring Related (1)	NON GAAP	GAAP	NON GAAP
Business	$ 156	$ 1	$ 157	$ 149	$ 1	$ 149	5%	5%
Consumer	23	4	27	14	0	14	68%	98%
Other	(78)	3	(75)	(97)	4	(93)	20%	20%
Total Operating Income[2]	$ 101	$ 9	$ 110	$ 66	$ 5	$ 71	54%	55%

(1) Restructuring-related amounts include 2006, 2007 and 2008 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

Year To Date Results

Revenue by Geography

(Dollars in millions)	2008	2007	% Change
United States	$ 920	$ 1,053	-13%
Europe	910	928	-2%
Other International	484	488	-1%
Total Revenue	$ 2,314	$ 2,469	-6%



U.S.
Europe
40%
39%
21%
Other International

Segment Revenue

(Dollars in millions)	2008	2007	% Change
Business	$ 1,504	$ 1,471	2%
Consumer	810	998	-19%
Total Revenue	$ 2,314	$ 2,469	-6%



Business
65%
35%
Consumer

Segment Operating Income

(Dollars in millions)	2008			2007			YTY Comparison	
	GAAP	Restructuring Related (1)	NON GAAP	GAAP	Restructuring Related (1)	NON GAAP	GAAP	NON GAAP
Business	$ 299	$ 1	$ 301	$ 303	$ 1	$ 304	-1%	-1%
Consumer	102	6	108	78	(3)	75	30%	44%
Other	(178)	14	(164)	(194)	10	(185)	8%	11%
Total Operating Income (2)	$ 223	$ 21	$ 245	$ 187	$ 7	$ 194	20%	26%

(1) Restructuring-related amounts include 2006, 2007 and 2008 actions and related project costs.

(2) Totals may not foot due to rounding.

LEXMARK

2Q08 Revenue Compared to Last Year

Total revenue of $1.14 billion declined 6% in line with guidance

- Business segment revenue of $763 million grew 4%
  - Record laser supplies revenue with strong year-on-year growth
  - Revenue growth impacted by market weakness in North America
    - Revenue growth in all regions outside North America
  - Laser unit shipments declined 12%
    - Strong growth in MFP's
  - Laser AUR increased 4%
- Consumer segment revenue of $376 million declined 21%
  - Inkjet unit shipments declined 49%,
    - Primarily reflecting the company's previously announced strategy to aggressively shift its focus in the consumer market segment to geographic regions, product segments and customers that generate higher page usage
    - Also reflecting weakness in U.S. and European markets, aggressive competition, and U.S. shelf space
  - Inkjet AUR increased 24% year to year impacted by a positive mix shift toward high-end inkjets and reflective of an easy compare to 2Q07 pricing
- Laser and inkjet supplies revenue were about flat as expected. Record laser supplies offset by a decline in inkjet supplies
- Laser and inkjet printer revenue declined 19% primarily driven by a decline in inkjet units
- Revenue in the U.S. declined 15%, revenue in Europe grew 2%, and Other International revenue declined 1%
  - Weakness primarily driven by the decline in the consumer market segment

2Q08 Compared to Last Year

Gross profit margin 36.6%

- Excluding restructuring-related costs, would have been 37.0%
- 2Q07 gross profit margin was 30.6%, or 31.0% excluding restructuring-related activities
- Non-GAAP gross profit margin grew 600 basis points, principally due to a favorable product mix shift

Operating expense $316 million

- Excluding charges for restructuring-related costs, would have been $312 million
- 2Q07 operating expense was $305 million, or $304 million excluding restructuring-related activities
- Non-GAAP operating expense grew 2.6%, driven by increased demand generation investment

Operating expense-to-revenue ratio 27.8%

- Excluding charges for restructuring-related costs, would have been 27.4%
- 2Q07 operating expense-to-revenue ratio was 25.2%

Operating income $101 million

- Excluding restructuring-related costs, would have been $110 million
- 2Q07 operating income of $66 million, or $71 million excluding restructuring-related activities
- Non-GAAP operating income grew 55.1% driven by higher gross profit

Operating income margin 8.9%

- Excluding restructuring-related costs, would have been 9.6%
- 2Q07 operating income margin was 5.4%, or 5.9% excluding restructuring-related activities

Taxes & Earnings Compared to Last Year

2Q08 effective tax rate of 19.2%

- Lower than the 26% expected due to a $5 million non-recurring tax benefit
- 2Q07 effective tax rate was 16.4% which included a $5 million one-time tax benefit

2Q08 net earnings of $84 million

- Excluding after-tax restructuring-related activities, would have been $90 million
- 2Q07 net earnings were $62 million excluding restructuring-related activities

2Q08 GAAP EPS of $0.89

- GAAP EPS grew 32.0% year to year
- 2Q08 non-GAAP EPS would have been $0.96 excluding $0.07 restructuring-related items, up 48% compared to 2Q07 non-GAAP EPS of $0.65

Track Record of Solid Cash Generation



Cash Generation
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2007 YTD
2008 YTD

2Q08 net cash provided by operating activities of $135 million, $313 million YTD

- Cash and current marketable securities were $1.328 billion at quarter end
- Capital expenditures were $53 million in the quarter
- Depreciation / amortization was $45 million in the quarter
- Accounts receivable declined $40 million in the quarter, inventory declined $6 million in the quarter, accounts payable declined $5 million in the quarter
- Accrued liabilities declined $48 million in the second quarter, principally driven by a decline in taxes payable

Capital Structure / Share Repurchases

Capital Structure Changes

- $150 million short-term debt retired
- $650 million long-term debt issued
- $750 million additional repurchase authorization

Repurchased $158 million in 2Q08

- Repurchased 4.5 million shares at an average of $34.85 per share
- Authorization of approximately $887 million remained at quarter end


Shares
3.2M
17.0M
16.5M
2.7M
4.5M
2004
2005
2006
2007
2Q08
Buyback
$0.3B
$1.1B
$0.9B
$0.2B
$158M

LEXMARK

Restructuring Actions

2008 Actions

- Enhance efficiency of operations by further consolidating manufacturing capacity resulting in the closure of one of Lexmark's inkjet supplies manufacturing facilities in Mexico
- 2008 actions expected to impact approximately 650 positions by the end of 2008. Most of the impacted positions being moved to a lower-cost country
- Expected savings of about $9 million annually beginning in 2009
- Expected pretax cost of $24 million ($8 million cash) for this action, of which $20 million is expected to impact 2008 results. 2Q08 cost was $3 million

2007 Actions

- Completed closure of one of the company's inkjet supplies manufacturing facilities in Mexico and additional optimization measures at the remaining inkjet facilities
- Reduction of business support cost and expense structure by further consolidating activity globally and expanding the use of shared service centers in lower-cost regions. The areas impacted are supply chain, service delivery, general and administrative expense, as well as marketing and sales support functions
- Focusing consumer segment marketing and sales efforts into countries or geographic regions that have the highest supplies usage
- These actions are still expected to impact approximately 1,650 positions by the end of 2008. Most of the impacted positions are being moved to lower-cost countries
- These 2007 actions are still expected to have a total pretax cost of approximately $90 million ($75 million cash).
- Total savings from the restructuring are still expected to be about $40 million in 2008 and to be approximately $60 million annually once these actions are completed
- In 2Q08, 2007 restructuring actions generated pretax cost of $5 million and savings of approximately $9 million

Outlook

In the 3rd quarter of 2008, the company expects:

Revenue to be down year to year in the mid- to high-single digit range

Gross profit margin(1) to be down versus 37.0% in 2Q08

Operating expense(1) to be down compared to $312 million in 2Q08

Operating income margin(1) to be down from 9.6% in 2Q08

Effective tax rate to be approximately 25%

GAAP EPS of $0.25 - $0.35

- EPS of $0.53 - $0.63 excluding approximately $0.28 for restructuring-related activities
- GAAP EPS were $0.48 in 3Q07, or $0.60 excluding $0.12 per share for restructuring-related activities

Full-year 2008 capital spending to be approximately $225 million

Full-year 2008 depreciation to be approximately $200 million

Note: (1) Non-GAAP, excludes restructuring-related amounts.

LEXMARK

Tables

GAAP to Non-GAAP Reconciliation Tables

Unit Trends, Revenue by Product

GAAP to Non-GAAP Reconciliation Table

	2Q08					2Q07						
	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	3Q07 EPS	3Q08 Guidance
GAAP	$417	$316	$101	$84	$0.89	$370	$305	$66	$64	$0.67	$0.48	$0.25-$0.35
	36.6%	27.8%	8.9%	7.4%		30.6%	25.2%	5.4%	5.3%			
Restructuring-Related[1]	$4	($4)	$9	$7	$0.07	$5	($1)	$5	$4	$0.04	$0.12	$0.28
Scotland Entity[2]									($6)	($0.06)		
Non-GAAP[3]	$422	$312	$110	$90	$0.96	$375	$304	$71	$62	$0.65	$0.60	$0.53-$0.63
	37.0%	27.4%	9.6%	7.9%		31.0%	25.2%	5.9%	5.1%			

Note: Management believes that presenting the non-GAAP measures above is useful because they enhance shareholders' understanding of how management assesses the performance of the company's businesses. Management reviews the performance of the company's operating segments based on GAAP and non-GAAP measures which reflect income and expense items which are recurring in nature, and do not include the impact of actions that management believes are not reflective of the ongoing operation of the company. These measures may not be comparable to similar measures of other companies as not all companies calculate these measures in the same manner.

(1) Restructuring-related amounts include 2006, 2007 and 2008 actions and related project costs.

(2) Gain from the substantial liquidation of the Scotland legal entity.

(3) Totals may not foot due to rounding.

GAAP to Non-GAAP Reconciliation Table

	2Q08 YTD					2Q07 YTD				
	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS	Gross Profit	Op Ex	Op Inc	Net Earnings	EPS
GAAP	$853	$630	$223	$185	$1.96	$793	$606	$187	$157	$1.62
	36.9%	27.2%	9.6%	8.0%		32.1%	24.6%	7.6%	6.3%	
Restructuring-Related[1]	$10	($12)	$21	$16	$0.17	$6	($1)	$7	$7	$0.07
Scotland Entity[2]									($7)	($0.07)
Non-GAAP[3]	$862	$618	$245	$202	$2.13	$799	$605	$194	$156	$1.62
	37.3%	26.7%	10.6%	8.7%		32.4%	24.5%	7.9%	6.3%	

Note: Management believes that presenting the non-GAAP measures above is useful because they enhance shareholders' understanding of how management assesses the performance of the company's businesses. Management reviews the performance of the company's operating segments based on GAAP and non-GAAP measures which reflect income and expense items which are recurring in nature, and do not include the impact of actions that management believes are not reflective of the ongoing operation of the company. These measures may not be comparable to similar measures of other companies as not all companies calculate these measures in the same manner.

(1) Restructuring-related amounts include 2006, 2007 and 2008 actions and related project costs.

(2) Gain from the substantial liquidation of the Scotland legal entity.

(3) Totals may not foot due to rounding.

LEXMARK

Unit Trends, Revenue by Product

Unit Trends

(Millions)	2005	2006	2007	2006 – 2007 Change
Laser Units	2.0	2.1	2.1	-3%
Inkjet Units	18.4	14.7	12.1	-18%

Revenue by Product

(Dollars in millions)	2006	2007	Change
Laser & Inkjet Printers	$ 1,663.0	$ 1,498.3	*-10%*
Laser & Inkjet Supplies	3,211.6	3,248.6	*+1%*
Other	233.5	227.0	*-3%*
Total Revenue	$ 5,108.1	$ 4,973.9	*-3%*

LEXMARK